SCHEDULE 14C INFORMATION

     Information  Statement Pursuant to Section 14(c) of the Securities
Exchange
Act of 1934

Check the appropriate box:
[X]    Preliminary Information Statement
[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14c-5(d)(2))
[   ]  Definitive Information Statement


                             OLYMPUS MTM CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
       1)  Title of each class of securities to which transaction applies:
N/A.
       2)  Aggregate number of securities to which transaction applies:  N/A.
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
N/A.
       4)  Proposed maximum aggregate value of transaction:  N/A.
       5)  Total fee paid:  N/A.
[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
       1)  Amount Previously Paid:  $0.
       2)   Form, Schedule or Registration Statement No.:  N/A
       3)   Filing Party:  N/A
       4)   Date Filed:  N/A


                             OLYMPUS MTM CORPORATION
                       2455 East Sunrise Blvd., Suite 401
                             Ft. Lauderdale, Florida

                                 (888) 522-0958


                              INFORMATION STATEMENT

                         Special Meeting of Stockholders
                           to be held August 18, 1998

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                          REQUESTED NOT TO SEND A PROXY


Purpose.
----------

     This  Information  Statement  is  furnished  in  connection  with a special
meeting of the stockholders of Olympus MTM Corporation., a Utah corporation
(the
"Company"),  to be held on  Tuesday,  August  18,  1998,  at 5:00  p.m.
Eastern
Standard  Time (the  "Meeting").  The Meeting will be held at the offices of the
Company,  2455 East  Sunrise  Blvd.,  Suite 401 Ft.  Lauderdale,  Florida.
This
Information  Statement  and  the  accompanying  Notice  of  Special  Meeting of
Stockholders  are first being mailed to  stockholders on or about July 27,
1998.
Only  stockholders  of  record at the close of  business  on July 24,  1998
(the
"Record Date"), are entitled to notice of and to vote at the Meeting.

     The only matter to be presented to the Meeting has been adopted by the unanimous resolution of the Board of Directors and is as follows:

     (a) To amend the Company's  Articles of Incorporation to change the name of
the  Company  from  "Olympus  MTM   Corporation"   to  "The  Internet
Advisory
Corporation." Pursuant to an Agreement and Plan of Reorganization dated June
22,
1998, the Company acquired all of the assets and liabilities of the Internet
Advisory Corporation, a Florida corporation. Please refer to the Changes in
Control section of this Information Statement for a more detailed description of the Agreement and Plan of Reorganization. Also, see the Company's Current Report on Form 8-K, dated July 2, 1998, which has previously been filed with the
Securities and Exchange Commission.

     The Company is engaged in the business of providing web site programming and web hosting to small, medium and large size companies. The proposed name change is to more accurately reflect the Company's business activities.
Management does not believe that the name change will have any material effect on the company's operations.

     The Utah Revised Business Corporation Act (the "Utah Act") requires the approval of a majority of all of the votes entitled to be cast on the name change. See the caption "Voting Procedures," herein.

         You are urged to attend the Meeting.

         Record Date and Outstanding Shares.
         ---------------------------------------------

     The Board of Directors has fixed July 24, 1998, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on that date there will be 7,202,017 shares of Common Stock outstanding and entitled to vote.
Holders of Common Stock will be entitled to one voter per share held.

         Dissenters' Rights of Appraisal.
         --------------------------------------

     The Utah Revised Statutes do not provide any dissenter's rights with respect to the amendment of a corporation's Articles of Incorporation to change its name. Therefore, no dissenter's rights of appraisal will be given in connection with the Company's name change.


         Interest of Certain Persons in Matters to be Acted Upon.
         -------------------------------------------------------------------

     No director, executive officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the change of the Company's name from
"Olympus MTM Corporation" to "The Internet Advisory Corporation", which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in the Company.


         Voting Securities and Principal Holders Thereof.

         -----------------------------------------------------------

     As of July 24, 1998, the record date for the determination of holders of the Company's common stock entitled to notice of and to vote at the Meeting, a total of 7,202,017 shares of common stock were outstanding; such shares are entitled to a total of 7,202,017 votes on the matter to be voted on at the
Meeting. Under Section 16-10a-702(4) of the Utah Act, unless notice of the meeting is waived by all stockholders, only business within the purposes described in the notice of stockholders' meeting may be conducted at a special meeting of stockholders. Therefore, management believes that no matter other than the amendment of the Company's Articles of Incorporation to effect the name change will be presented at the Meeting.

     The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of the Record Date:


                                            Positions                  Number
and Percentage
Name and Address                            Held                       of
Shares Beneficially Owned
-----------------------                     -----------
------------------------------------
Jeffrey Alan Olweean                        President and
1,452,900                 20.2%
3850 Galt Ocean Drive, #706                 Director
Ft. Lauderdale, FL 33308

Nicole Leigh                                Vice President
1,452,900                 20.2%
215 NE 23rd St., #W309                      and Director
Wilton Manors, FL   33305

Barbara Fytton                              Stockholder
2,809,800                 39.0%
4 Cavendish Court                           and Director
Cardigan Road
Richmond, Surrey TW106BL
England

Francis Fytton                              Employee
2,909,800*                40.4%
150 NE 15th Ave., #1345
Ft. Lauderdale, FL 33301

Jenson Services, Inc.                       Stockholder
636,350                  8.8%
5525 South 900 East, #110
Salt Lake City, Utah  84117


     * With the exception of 100,00 shares, these shares are held of record by
Barbara Fytton, however, Mr. Fytton may be deemed to be their beneficial owner due to family relations. Francis Fytton is Barbara Fytton's son.

Changes in Control.
-----------------------

     On June 22, 1998, a quorum of the Board of Directors of the Company adopted, ratified and approved a Plan and Agreement of Reorganization, whereby the Company purchased all of the assets and liabilities of The Internet Advisory
Corporation, a Florida corporation, for a total of 6,000,000 "unregistered" and
"restricted" shares of the Company's common stock. The Company's new Board of
Directors consists of; Jeffrey A. Olweean, Nicole Leigh and Barbara Fytton. This change of control was disclosed in the Company's Current Report on Form 8-K, dated July 2, 1998, which has previously been filed with the Securities and
Exchange Commission.

Voting Procedures.
----------------------

     The presence of a majority of the shares of the Company's common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     Under Utah law, if a quorum exists, action on the change of name shall be approved if the votes cast in favor of the action exceed the votes cast against the action. Each stockholder will be entitled to one vote for each share of common stock held.

JEFFREY A. OLWEEAN, NICOLE LEIGH AND BARBARA FYTTON, WHO ARE ALL OF THE DIRECTORS OF THE COMPANY, COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO APPROVE THE NAME CHANGE. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.


Other Matters.
-----------------


    The Board of Directors is not aware of any business other than the aforementioned matter that will be presented for consideration at the Meeting.






                                             By Order of the Board of
Directors


                                             BY/S/  Jeffrey Alan Olweean
July 24, 1998                                Jeffrey Alan Olweean
                                             President and Director